EXHIBIT 99.5

BEFORE THE SECURITIES COMMISSIONER

STATE OF COLORADO

Order No. 05 – L — 03

STIPULATION FOR CONSENT ORDER

IN THE MATTER OF JANUS CAPITAL MANAGEMENT LLC,

Respondent

     The Staff of the Colorado Division of Securities (“Staff”) and Respondent Janus Capital Management, LLC, (“JCM”) hereby enter into this Stipulation for Consent Order (“Stipulation”) in this matter as follows:

     1. The Staff has conducted an investigation, pursuant to the authority provided in §11-51-601, C.R.S., into the activities of JCM, an investment adviser. JCM has cooperated with the Staff in its investigation of this matter. Based upon this investigation, the Staff alleges as follows:

         a. JCM is a limited liability company organized and existing under the laws of the State of Delaware with its principal place of business at 151 Detroit Street, Denver 80206. At all times relevant to this matter, JCM was a federally registered investment adviser. JCM manages and provides investment advice to the Janus Investment Fund, the Janus Aspen Series, and the Janus Adviser Series (collectively, the “Janus Funds”), which, at all times relevant to this matter, were offered and sold to the public, including residents of Colorado.

         b. Throughout the relevant time period, the prospectuses for the Janus Funds stated, and/or at least strongly implied, that Janus did not permit frequent trading or market timing in these funds. The prospectuses also stated that frequent trading in the funds could disrupt portfolio investment strategies and increase fund expenses for all fund shareholders, and stated that the funds were not intended for market timing or excessive trading. During the relevant time period, these prospectuses were provided to shareholders and prospective shareholders in the Janus Funds. In addition to the prohibition on market timing set forth in the Janus Funds’ prospectuses, JCM regularly monitored and policed market timing and frequent trading in the funds and took steps in certain circumstances, to stop such trading when it was identified, including barring shareholders from the Janus Funds.

         c. Despite these statements in the Janus Funds’ prospectuses, JCM made arrangements with and permitted certain institutional and other investors to “market time” certain Janus Funds (“Timers”). “Market timing” can include the frequent buying and selling of shares of the same mutual fund or buying and selling mutual funds shares in order to exploit inefficiencies in mutual fund pricing. Some of the timing agreements were entered into with the understanding that the Timer would make long term investments, so-called “sticky assets,” in certain Janus Funds. In addition, JCM waived applicable redemption fees that would have otherwise been assessed against the Timers for their frequent trading activity. From November, 2001 to September 2003, JCM entered into or maintained agreements with 12 Timers that allowed those entities to “market time” mutual funds for which JCM was the investment adviser. These agreements permitted the Timers to trade far more frequently than other shareholders and, in some cases, to make frequent trades of up to tens of millions of dollars each in the mutual funds. These arrangements were not disclosed to other investors, and were contrary to the statements made in the Janus Funds’ prospectuses to investors. Collectively, the timing activity by the Timers caused a substantial amount of dilution to the affected Janus Funds.

     2. By engaging in the conduct described above, JCM violated § 11-51-501(5), C.R.S., which violation constitutes grounds for imposition of sanctions against JCM and its license as an investment adviser in Colorado pursuant to § 11-51-606(1.5), C.R.S. and § 11-51-410(1), C.R.S.

     The Staff and JCM, in order to resolve this matter without resort to hearing, hereby stipulate and agree as follows:

     3. The Securities Commissioner for the State of Colorado has jurisdiction over JCM with respect to the violations alleged herein.

     4. JCM agrees to entry of the Consent Order in the form attached hereto and incorporated herein by reference.

     5. By entering into this Stipulation, JCM neither admits nor denies that any of the allegations or grounds set forth in this Stipulation are true, nor that any of the legal conclusions asserted by the Staff are valid.

     6. Neither this Stipulation nor the Consent Order entered pursuant thereto is intended to have any collateral estoppel or evidentiary effect in any litigation, or in any other proceeding involving any party other than the Commissioner, and is not admissible for any purpose in any such proceeding other than the one to which the Commissioner is a party.

     7. JCM understands that it has the right to notice and a formal hearing pursuant to § 11-51-606(1) and (1.5), C.R.S., and §§ 24-4-104 and 105, C.R.S., concerning the allegations against it; the right to be represented by counsel of its choice; the right to present a defense through oral or documentary evidence, and to cross-examine witnesses at such hearing; and to findings required by §§ 11-51-410(1), and 11-51-606(1.5), C.R.S. By entering into this Stipulation, JCM expressly waives the rights set forth in this Paragraph 7, and further waives the right to seek judicial review of the Consent Order entered pursuant to this Stipulation.

     8. JCM hereby agrees to the following conditions and limitations imposed upon its securities business in the State of Colorado:

         a. JCM shall retain, within 90 days of the date of entry of the Order Instituting Administrative and Cease and Desist Proceedings by the United States Securities and Exchange Commission (the “SEC Order”), the services of an Independent Compliance Consultant not unacceptable to the Staff and a majority of the independent Trustees of the Janus Funds. The Independent Compliance Consultant’s compensation and expenses shall be borne exclusively by JCM or its affiliates. JCM shall require the Independent Compliance Consultant to conduct a comprehensive review of JCM’ supervisory, compliance, and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and securities law violations by JCM and its employees. This review shall include, but shall not be limited to, a review of JCM’s market timing controls across all areas of its business, a review of the Janus Funds’ pricing practices that may make those funds vulnerable to market timing, a review of the Janus Funds’ utilization of short term trading fees and other controls for deterring excessive short term trading, a review of JCM’s policies and procedures concerning conflicts of interest, including conflicts arising from advisory services to multiple clients and compensation structures, and a review of JCM’s policies and procedures to detect and prevent any form of improper or illegal trading, including but not limited to late trading through the Janus Funds by intermediaries or other third parties or in omnibus accounts. JCM shall cooperate fully with the Independent Compliance Consultant and shall provide the Independent Compliance Consultant with access to its files, books, records, and personnel as reasonably requested for the review. JCM agrees to make the Independent Compliance Consultant available for discussions with the Staff regarding the Staff’s appraisal of JCM’s current policies and procedures prior to the submission of any report by the Independent Compliance Consultant.

         b. JCM shall require that, at the conclusion of the review, which in no event shall be more than 180 days after the date of entry of the SEC Order, the Independent Compliance Consultant shall submit a Report to JCM, the Trustees of the Janus Funds, and the Staff. The Report shall address the issues described in Paragraph 8 of this Stipulation, and shall include a description of the review performed, the conclusions reached, the Independent Compliance Consultant’s recommendations for changes in or improvements to policies and procedures of JCM and the Janus Funds, and a procedure for implementing the recommended changes in or improvements to JCM’s policies and procedures.

         c. JCM shall adopt all recommendations with respect to JCM contained in the Report of the Independent Compliance Consultant; provided, however, that within 210 days after the date of entry of the SEC Order, JCM shall in writing advise the Independent Compliance Consultant, the Trustees of the Janus Funds and the Staff of any recommendations that it considers to be unnecessary or inappropriate. With respect to any recommendation that JCM considers unnecessary or inappropriate, JCM need not adopt that recommendation at that time but shall propose in writing an alternative policy, procedure or system designed to achieve the same objective or purpose.

         d. As to any recommendation with respect to JCM’s policies and procedures on which JCM and the Independent Compliance Consultant do not agree, such parties shall attempt in good faith to reach an agreement within 240 days of the date of entry of the SEC Order. In the event JCM and the Independent Compliance Consultant are unable to agree on an alternative proposal acceptable to the Staff, JCM will abide by the determinations of the Independent Compliance Consultant.

         e. JCM (i) shall not have the authority to terminate the Independent Compliance Consultant without the prior written approval of the majority of the independent Trustees and the Staff; (ii) shall compensate the Independent Compliance Consultant, and persons engaged to assist the Independent Compliance Consultant, for services rendered pursuant to the SEC Order at their reasonable and customary rates; and, (iii) shall not be in and shall not have an attorney-client relationship with the Independent Compliance Consultant and shall not seek to invoke the attorney-client or any other doctrine or privilege to prevent the Independent Compliance Consultant from transmitting any information, reports, or documents to the Trustees or the Staff.

         f. JCM shall require that the Independent Compliance Consultant, for the period of the engagement and for a period of two years from completion of the engagement, not enter into any employment, consultant, attorney-client, auditing or other professional relationship with JCM, or any of its present or former affiliates, directors, officers, employees, or agents acting in their capacity as such. JCM shall require that any firm with which the Independent Compliance Consultant is affiliated in performance of his or her duties under the SEC Order shall not, without prior written consent of the independent Trustees and the Staff, enter into any employment, consultant, attorney-client, auditing or other professional relationship with JCM, or any of its present or former affiliates, directors, officers, employees, or agents acting in their capacity as such for the period of the engagement and for a period of two years after the engagement.

     9. Periodic Compliance Review. Commencing in 2006, and at least once every other year thereafter, JCM shall undergo a compliance review by a third party, who is not an interested person of JCM, as defined in the Investment Company Act of 1940. At the conclusion of the review, the third party shall issue a report of its findings and recommendations concerning JCM’s supervisory, compliance, and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and securities law violations by JCM and its employees in connection with their duties and activities on behalf of and related to the Janus Funds. Each such report shall be promptly delivered to JCM’s Internal Compliance Controls Committee and to the Audit Committee of the Board of Trustees of each Janus Fund.

     10. JCM will undertake to: (a) clearly articulate in their policy and procedures manual a general policy of zero tolerance for trading in Janus Funds that is inconsistent with the terms of such funds’ prospectuses; and (b) implement procedures reasonably designed to detect and deter market timing in Janus funds in a manner not consistent with the funds’ prospectuses. These procedures shall include, at a minimum, monitoring daily reports (to the extent information is available to JCM on underlying investor trades) for trades of $50,000 or more for suspicious or potential market timing activity and monthly reports for trades less than $50,000 for suspicious or potential market timing activity. If JCM identifies an account for suspicious or potential market timing activity, JCM will also implement procedures reasonably designed to deter and prevent any future violations of the terms of such funds’ prospectus.

     11. JCM shall implement policies and procedures that are reasonably designed to detect and prevent “late trading” transactions received through intermediary or omnibus accounts.

     12. JCM shall undertake the following additional responsibilities regarding orders for mutual fund purchases and redemptions received from intermediaries or through omnibus accounts.

         a. Within 180 days of the execution of the Stipulation, JCM shall request that each of its twenty largest Intermediary Accounts (as of May 1, 2004) that hold omnibus accounts provide JCM with data sufficient to identify individual transactions and individual accounts entering purchase or redemption orders of a value of $250,000 or more; or within one year of the execution date of any such purchase or redemption order, an annual SAS 70 or similar independent compliance certification attesting to the intermediary’s ability to cause orders to be entered in compliance with the specific prospectus limitations on excessive trading in the relevant Janus Fund’s prospectus and the intermediary’s entry of orders in compliance with Rule 22c-1 of the Investment Company Act of 1940, as such Rule may be amended from time to time.

         b. In the event that an intermediary is unable or unwilling to comply with Subparagraph(a) above, JCM will advise the intermediary that JCM reserves the right to take additional steps which could include one or a combination of the following:

     (i) Rejecting purchase orders received from the intermediary, including omnibus orders, at its sole discretion;

     (ii) Requiring the intermediary to place restrictions on the underlying activity;

     (iii) Removing that Janus Fund as an investment option;

     (iv) Reporting the intermediary to any industry, self regulatory or government registry as may hereafter be created, or to any appropriate agency of government.

         c. In the event that the SEC adopts those amendments to Rule 22c-1, or similar regulations, imposing stricter reporting requirements by intermediaries to mutual fund advisers, then JCM agrees to abide by any and all such rules or regulations and this Paragraph 12(a) through (c) shall no longer have any force or effect.

     13. Within 120 days of the effective date of an Order entered pursuant to this Stipulation, JCM will establish a system on its website which enables a mutual fund investor to determine fees and costs in actual dollar amounts charged to each investor on (1) his or her actual investment based upon the investor’s most recent quarterly ending balance and (2) a hypothetical $10,000 investment held for ten years. This disclosure will show the cumulative impact of fees on fund returns. JCM will establish procedures by which investors without internet access may obtain the same data.

     14. For good cause shown, the Staff may extend any of the procedural dates set forth above. Upon written notice to the Staff, extensions of any procedural dates by the SEC or its staff as to parallel provisions of the SEC Order shall operate as extensions of such dates in this Stipulation.

     15. JCM will not renew and will not enter into new contracts to pay for third party research through the use of “soft dollars.” The parties agree that any such existing contracts may continue in force until their expiration. For purposes of this Stipulation, paying for third party research with “soft dollars” refers to the practice of: (i) using a broker-dealer to effect the purchase or sale of securities for the account of a mutual fund; and (ii) designating a portion of the commissions, which are otherwise payable to the broker-dealer or another non-executing broker-dealer, to be paid instead to a non-broker-dealer third party in exchange for research products or services provided by that third party.

     16. JCM shall pay a total amount of $100 million as a condition to it continuing to engage in any securities business in the state of Colorado. Such payment shall be made, and the proceeds distributed, as provided in the SEC Order.

     17. This Stipulation and Consent Order is not intended by the Securities Commissioner to subject JCM to any disqualifications under the laws of the United States, any state, the District of Columbia or Puerto Rico (collectively “State”), including, without limitation, any disqualifications from relying upon the State registration exemptions or State safe harbor provisions.

     18. Respondent Janus Capital Management LLC acknowledges that it has entered into this Stipulation voluntarily, after the opportunity to consult with counsel, and with the understanding of the legal consequences of this Stipulation and Consent Order.

DATE: 8/9/04	/s/ Girard C. Miller

JANUS CAPITAL MANAGEMENT LLC
	By:	Girard C. Miller
	Title:	Chief Operating Officer

THE STAFF OF THE DIVISION OF SECURITIES
DATE: 8/10/04	By:	/s/ Jamie Sharp
JAMIE SHARP
Chief Investigator

APPROVED AS TO FORM:

KEN SALAZAR
Attorney General

JAMES P. CLARK	PETER J. CANNICI, 24499
Gibson, Dunn & Crutcher LLP	Assistant Attorney General
333 South Grand Ave.	Business and Licensing Section
Los Angeles, California 90071

Attorneys for the Colorado Division of Securities
Attorneys for Janus Capital
Management LLC	1525 Sherman Street, 5th Floor
Denver, Colorado 80203
Telephone: (303) 866-5287
FAX: (303) 866-5395

BEFORE THE SECURITIES COMMISSIONER

STATE OF COLORADO

Order No. 05 — L — 03

CONSENT ORDER

IN THE MATTER OF JANUS CAPITAL MANAGEMENT LLC

Respondent

     THIS MATTER is before Fred J. Joseph, Securities Commissioner for the State of Colorado, on the Stipulation for Consent Order between the Staff of the Colorado Division of Securities (“Staff”) and Respondents Janus Capital Management LLC (“JCM”). After reviewing the Stipulation, grounds therein, and further being fully advised in the premises, the Securities Commissioner makes the following Findings and enters the Orders as hereinafter set forth:

FINDINGS

     1. The Securities Commissioner (the “Commissioner”) has jurisdiction over JCM in connection with this matter pursuant to the provisions of the Colorado Securities Act, §§ 11-51-101 through 803, C.R.S.

     2. By entering into the Stipulation for this Consent Order, JCM has waived its right to notice and a hearing on the allegations against it pursuant to §§ 11-51-606(1) and (1.5), C.R.S. and §§ 24-4-104 and 105, C.R.S.; the right to be represented at such hearing by counsel chosen and retained by JCM; the right to present a defense, oral and documentary evidence, and cross-examine witnesses at such hearing; and the right to seek judicial review of this Consent Order.

     3. The Commissioner acknowledges that by entering into the Stipulation for Consent Order, JCM has neither admitted nor denied that any of the allegations or matters set forth in the Stipulation are true or that any of the legal conclusions are valid.

     4. JCM has waived the findings required by §§ 11-51-410(1), and 11-51-606(1.5), C.R.S., and pursuant to § 11-51-704(2), C.R.S., that (a) the entry of this Consent Order is necessary and appropriate in the public interest; and (b) is consistent with the purposes and provisions of the Act.

ORDER

     NOW, THEREFORE, on the basis of the foregoing, it is hereby ORDERED as follows:

1.	JCM shall perform and abide by the terms and conditions as set forth in the Stipulation for Consent Order, attached hereto as Exhibit A. Exhibit A is incorporated by reference, and all its conditions, terms, and agreements are specifically made a part of this Order as though fully set forth herein.

2.	JCM shall cease and desist from committing or causing any violations and any future violations of § 11-51-501, C.R.S., and Rule 51-4.8(IA) promulgated pursuant to § 11-51-704, C.R.S.

3.	In the event the Staff commences an action against JCM for alleged violation of this Consent Order, then this Consent Order, the Stipulation for Consent Order, and the factual basis of this proceeding shall be admissible in any such action for the purpose of enforcing this Consent Order and the Stipulation.

4.	Violation by JCM of any provision of this Order may constitute grounds for further sanctions against JCM.

DATED: 8/10/04	/s/ Fred J. Joseph
FRED J. JOSEPH
Securities Commissioner